                     Supplement, dated November 14, 2003,
                    to the Prospectus, dated April 30, 2003
                                      and
          Statement of Additional Information, dated April 30, 2003, as amended September 12, 2003

                     Smith Barney Telecommunications Trust

                  Smith Barney Telecommunications Income Fund

   The following information supersedes certain information contained in the fund's Prospectus and Statement of Additional Information.

   Effective November 1, 2003, the fund's investment adviser, Smith Barney Fund Management LLC, has agreed to a voluntary fee waiver such that its combined management and administrative fee will not exceed 0.45% of the Fund's net assets. The following information replaces the information provided on pages 5 and 6 of the fund's prospectus.

Fee table

   This table sets forth the fees and expenses you may pay if you invest in fund shares.

                  Annual Fund Operating Expenses/(1)/
                    (expenses deducted from fund assets)
                  Management and administrative fees.... 0.75%
                  Other expenses........................ 0.88%
                                                         ----
                  Total annual fund operating expenses*. 1.63%
                                                         ====

* Because of a voluntary fee waiver, estimated operating expenses for the fiscal year ending December 31, 2003 are expected to be 1.59% and for the period January 1, 2004 through March 12, 2004 (the approximate date of the fund's anticipated liquidation) are expected to be 1.78%. These operating expenses and those in the table above are estimated based upon expected levels of fund assets.

   This fee waiver may be reduced or terminated at any time.

/(1)/ Based on estimated fees and expenses for the fiscal year ending December
      31, 2003.

Dated: November 14, 2003

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